Exhibit 10.1



             [The CIT Group/ Business Credit, Inc. Letterhead]


                                                     August 2, 2002



UNITED RETAIL GROUP, INC.
UNITED RETAIL INCORPORATED
CLOUDWALKERS, INC.
365 West Passaic Street
Rochelle Park, NJ  07662


Gentlemen:

We refer to the Financing Agreement between us dated August 15, 1997, as amended (herein the "Financing Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings specified therein unless otherwise specifically defined herein.

This letter is to confirm that pursuant to mutual consent and understanding, effective as of the date hereof, the definitions of "Anniversary Date" and "Cumulative Excess Cash Flow" as defined to in
Section 1 of the Financing Agreement shall be, and each hereby is, deleted in its entirelty and replaced by the following:

         "Anniversary Date shall mean August 15, 2005 and the same date in every year thereafter."

         "Cumulative Excess Cash Flow shall mean EBITDA after August 2, 1997 minus Interest Expense minus income taxes paid in cash plus income tax refunds received in cash minus principal payments on Indebtedness minus non-financed Capital Expenditures."

Except as herein specifically provided, the Financing Agreement remains in full force and effect in accordance with its terms and no other changes in the terms or provisions of the Financing Agreement is intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

                                             Very truly yours,

                                             THE CIT GROUP/BUSINESS
                                             CREDIT, INC., as Agent and Lender

                                             By: /s/ Steven Schuit
                                                ------------------------------
                                             Title:   Steven Schuit
                                                      Vice President
                                                      Team Leader

Read and Agreed to:

UNITED RETAIL GROUP, INC.


By: /s/ George Remeta
   --------------------------------
Title:


UNITED RETAIL INCORPORATED


By: /s/ Kenneth P. Carroll
   ---------------------------------
Title: President


CLOUDWALKERS, INC.

By: /s/ Julie L. Daly
   ---------------------------------
Title: Vice-President